The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
CENTEX HOME EQUITY LOAN TRUST 2005-D
09/1/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	65,152,746
Total Original Balance:	71,616,701

Number Of Loans:	1,271

			Minimum	Maximum
Average Current Balance:	$51,261.01		$12.11	$269,373.11
Average Original Balance:	$56,346.74		$10,000.00	$281,250.00
Average Appraisal Value:	$77,160.45		$16,000.00	$725,000.00
Average Purchase Price:	$74,927.90		$0.00	$219,900.00
Average Collateral Value:	$76,774.04		$16,000.00	$725,000.00

Weighted Average Gross Coupon:	11.464%		7.350	16.950%

Weighted Average Gross Margin:	6.046%		2.050	9.700%
Weighted Average Initial Rate Cap:	1.866%		1.000	2.000%
Weighted Average Period Rate Cap:	1.012%		1.000	2.000%
Weighted Average Minimum Rate:	11.010%		7.350	14.490%
Weighted Average Maximum Rate:	18.010%		14.350	21.490%

Weighted Average Initial Reset Frequency:	22	months	6	24	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	3.64	months	2.00	6.00	months

Weighted Average Combined Orig Ltv:	81.60%		12.23	99.58%
Weighted Average Combined Orig Ltv W Ss:	82.28%		12.23	109.17%

Weighted Average Original Fico Score:	570		350	792
Weighted Average New Fico Score:	569		423	810

Weighted Average Back-End Ratio:	38.27%		5.18	57.28%

Weighted Average Orig Amort Term:	326.60	months	84.00	360.00	months
Weighted Average Original Term:	308.62	months	84.00	360.00	months
Weighted Average Remaining Term:	235.60	months	20.00	299.00	months
Weighted Average Seasoning:	73.02	months	61.00	106.00	months

Weighted Average Prepay Term:	47.44	months	0.00	60.00	months

Top State Concentrations ($):	11.82 % North Carolina, 10.72 % Texas, 6.57 % Ohio
Maximum Zip Code Concentration ($):	0.77% 38109

Origination Date:			Oct 02, 1996	May 30, 2000
First Pay Date:			Nov 07, 1996	Aug 01, 2000
Paid To Date:			Jun 03, 2005	Dec 14, 2005
Mature Date:			Apr 01, 2007	Jul 01, 2030
1St Rate Adj Date:			May 01, 1998	Jun 01, 2002
Next Rate Adj Date:			Sep 15, 2005	Mar 01, 2006

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	891	39,505,621.76	60.64
2/28 6 MO LIBOR	220	16,572,770.88	25.44
Fixed Rate Balloon	124	6,508,101.24	9.99
6 MO LIBOR	36	2,566,251.66	3.94
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
POOL:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	1,271	65,152,745.54	100.00
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	1,219	62,456,170.84	95.86
02:Delinquent:30 Days	52	2,696,574.70	4.14
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	891	39,505,621.76	60.64
2/28 6 Mo LIBOR ARM	220	16,572,770.88	25.44
Fixed Rate Balloon	124	6,508,101.24	9.99
6 Mo LIBOR ARM	36	2,566,251.66	3.94
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,015	46,013,723.00	70.62
ARM	256	19,139,022.54	29.38
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	1,202	60,673,580.64	93.13
Silent Second	69	4,479,164.90	6.87
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
10,000 - 50,000	662	18,998,257.60	29.16
50,001 - 100,000	490	30,732,594.99	47.17
100,001 - 150,000	88	9,926,824.88	15.24
150,001 - 200,000	26	4,348,184.38	6.67
200,001 - 250,000	4	877,510.58	1.35
250,001 - 281,250	1	269,373.11	0.41
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12 - 50,000	753	22,995,367.05	35.29
50,001 - 100,000	408	27,481,354.49	42.18
100,001 - 150,000	83	9,757,820.49	14.98
150,001 - 200,000	22	3,771,319.82	5.79
200,001 - 250,000	4	877,510.58	1.35
250,001 - 269,373	1	269,373.11	0.41
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.350 - 7.500	1	104,716.95	0.16
7.501 - 8.000	6	369,576.81	0.57
8.001 - 8.500	12	902,364.31	1.38
8.501 - 9.000	17	1,027,452.49	1.58
9.001 - 9.500	45	2,809,130.35	4.31
9.501 - 10.000	106	6,193,231.68	9.51
10.001 - 10.500	103	6,746,837.02	10.36
10.501 - 11.000	153	9,207,299.76	14.13
11.001 - 11.500	137	7,709,862.26	11.83
11.501 - 12.000	188	10,633,899.60	16.32
12.001 - 12.500	117	5,377,364.00	8.25
12.501 - 13.000	134	5,614,570.23	8.62
13.001 - 13.500	81	3,079,613.56	4.73
13.501 - 14.000	69	2,453,794.99	3.77
14.001 - 14.500	43	1,358,545.36	2.09
14.501 - 15.000	34	936,749.50	1.44
15.001 - 15.500	18	415,023.90	0.64
15.501 - 16.000	4	97,062.73	0.15
16.001 - 16.500	2	104,149.86	0.16
16.501 - 16.950	1	11,500.18	0.02
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.050 - 3.000	2	207,636.28	1.08
3.001 - 4.000	7	627,315.48	3.28
4.001 - 5.000	26	2,056,636.47	10.75
5.001 - 6.000	81	6,295,930.64	32.90
6.001 - 7.000	94	7,089,292.05	37.04
7.001 - 8.000	34	2,221,554.87	11.61
8.001 - 9.000	9	479,555.73	2.51
9.001 - 9.700	3	161,101.02	0.84
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.350 - 8.000	1	104,716.95	0.55
8.001 - 9.000	3	357,295.32	1.87
9.001 - 10.000	45	3,509,606.46	18.34
10.001 - 11.000	78	6,301,275.34	32.92
11.001 - 12.000	85	6,142,370.52	32.09
12.001 - 13.000	33	1,985,586.68	10.37
13.001 - 14.000	10	687,826.50	3.59
14.001 - 14.490	1	50,344.77	0.26
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
14.350 - 15.000	1	104,716.95	0.55
15.001 - 16.000	3	357,295.32	1.87
16.001 - 17.000	45	3,509,606.46	18.34
17.001 - 18.000	78	6,301,275.34	32.92
18.001 - 19.000	85	6,142,370.52	32.09
19.001 - 20.000	33	1,985,586.68	10.37
20.001 - 21.000	10	687,826.50	3.59
21.001 - 21.490	1	50,344.77	0.26
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	36	2,566,251.66	13.41
2.000	220	16,572,770.88	86.59
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	253	18,901,164.75	98.76
2.000	3	237,857.79	1.24
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	256	19,139,022.54	100.00
Total	256	19,139,022.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
84	1	10,307.64	0.02
120	76	1,098,350.88	1.69
144	4	79,232.06	0.12
156	1	20,942.22	0.03
168	1	67,256.15	0.10
180	336	12,837,820.67	19.70
216	1	30,244.35	0.05
240	140	5,915,989.72	9.08
300	8	360,738.08	0.55
360	703	44,731,863.77	68.66
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
20 - 60	78	1,116,316.16	1.71
61 - 120	341	12,997,593.46	19.95
121 - 180	141	5,946,234.07	9.13
181 - 240	8	360,738.08	0.55
241 - 299	703	44,731,863.77	68.66
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
61 - 63	341	18,927,829.66	29.05
64 - 66	427	22,039,253.30	33.83
67 - 69	16	704,590.61	1.08
76 - 78	1	25,096.16	0.04
79 - 81	1	77,985.46	0.12
85 - 87	79	4,173,499.55	6.41
88 - 90	250	12,301,806.65	18.88
91 - 93	119	5,355,653.57	8.22
94 - 96	36	1,530,169.25	2.35
106 - 106	1	16,861.33	0.03
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
61 - 72	784	41,671,673.57	63.96
73 - 84	2	103,081.62	0.16
85 - 96	484	23,361,129.02	35.86
97 - 106	1	16,861.33	0.03
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.23 - 15.00	1	6,337.46	0.01
15.01 - 20.00	2	18,502.80	0.03
20.01 - 25.00	4	71,717.06	0.11
25.01 - 30.00	9	117,980.71	0.18
30.01 - 35.00	6	152,556.21	0.23
35.01 - 40.00	10	392,627.53	0.60
40.01 - 45.00	10	217,501.65	0.33
45.01 - 50.00	13	614,693.95	0.94
50.01 - 55.00	15	412,097.46	0.63
55.01 - 60.00	32	851,902.68	1.31
60.01 - 65.00	45	1,923,974.53	2.95
65.01 - 70.00	78	3,077,790.50	4.72
70.01 - 75.00	129	5,727,959.60	8.79
75.01 - 80.00	313	14,271,600.40	21.90
80.01 - 85.00	229	12,780,206.62	19.62
85.01 - 90.00	309	20,721,084.32	31.80
90.01 - 95.00	45	2,516,676.71	3.86
95.01 - 99.58	21	1,277,535.35	1.96
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.18 - 10.00	5	112,048.33	0.17
10.01 - 15.00	26	1,013,037.73	1.55
15.01 - 20.00	61	2,171,976.16	3.33
20.01 - 25.00	86	3,718,038.45	5.71
25.01 - 30.00	125	5,058,199.99	7.76
30.01 - 35.00	193	8,500,035.11	13.05
35.01 - 40.00	199	11,140,142.95	17.10
40.01 - 45.00	298	17,122,213.08	26.28
45.01 - 50.00	215	12,138,107.00	18.63
50.01 - 55.00	61	4,053,177.35	6.22
55.01 - 57.28	2	125,769.39	0.19
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	29	1,317,654.13	2.02
326 - 350	1	32,528.57	0.05
376 - 400	3	95,252.72	0.15
426 - 450	4	162,670.38	0.25
451 - 475	20	760,125.22	1.17
476 - 500	63	3,537,561.28	5.43
501 - 525	195	9,692,154.43	14.88
526 - 550	237	12,259,839.65	18.82
551 - 575	192	11,261,730.04	17.29
576 - 600	171	9,027,352.75	13.86
601 - 625	111	6,031,278.68	9.26
626 - 650	114	5,629,181.69	8.64
651 - 675	60	2,604,965.74	4.00
676 - 700	39	1,500,349.15	2.30
701 - 725	15	633,835.95	0.97
726 - 750	8	330,604.47	0.51
751 - 775	6	207,229.55	0.32
776 - 792	3	68,431.14	0.11
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEW FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
423 - 425	1	130,276.31	0.20
426 - 450	6	280,807.13	0.43
451 - 475	43	2,552,157.80	3.92
476 - 500	102	5,593,799.21	8.59
501 - 525	187	10,292,792.06	15.80
526 - 550	208	10,535,258.79	16.17
551 - 575	182	9,591,324.87	14.72
576 - 600	158	8,214,159.51	12.61
601 - 625	104	5,292,790.63	8.12
626 - 650	95	4,436,374.34	6.81
651 - 675	64	3,081,748.94	4.73
676 - 700	50	2,026,272.71	3.11
701 - 725	29	1,519,670.83	2.33
726 - 750	19	748,917.20	1.15
751 - 775	14	629,242.90	0.97
776 - 800	5	141,782.86	0.22
> 800	4	85,369.45	0.13
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	788	44,115,479.97	67.71
No Prepayment Penalty	483	21,037,265.57	32.29
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	483	21,037,265.57	32.29
12	34	1,757,545.81	2.70
24	25	1,904,927.81	2.92
36	323	16,717,000.59	25.66
60	406	23,736,005.76	36.43
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,133	57,554,006.81	88.34
Manufactured Housing	57	2,829,558.56	4.34
Two-Four Family	45	2,238,350.91	3.44
PUD	23	1,982,503.10	3.04
Townhouse	10	436,796.52	0.67
Condominium	3	111,529.64	0.17
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	1,198	63,634,568.17	97.67
Second Lien	73	1,518,177.37	2.33
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	1,147	58,644,644.30	90.01
Balloon	124	6,508,101.24	9.99
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	1,271	65,152,745.54	100.00
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,271	65,152,745.54	100.00
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	776	35,971,709.71	55.21
Rate/Term Refinance	316	18,347,468.12	28.16
Purchase	179	10,833,567.71	16.63
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,175	61,900,236.59	95.01
Investor	86	2,787,606.76	4.28
Second Home	10	464,902.19	0.71
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	1,134	58,176,557.77	89.29
Stated Documentation	84	4,358,334.61	6.69
Limited Documentation	53	2,617,853.16	4.02
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	829	45,110,076.68	69.24
B	225	10,904,306.73	16.74
C	194	8,111,783.70	12.45
D	23	1,026,578.43	1.58
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
North South CA:	Mortgage Loans	the Cutoff Date	the Cutoff Date
OUTSIDE CA	1,268	65,004,141.72	99.77
CA-NORTH	3	148,603.82	0.23
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
KATRINA:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NULL	1,191	61,428,921.23	94.28
Public	58	2,454,283.98	3.77
Individual	22	1,269,540.33	1.95
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RITA:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NULL	1,258	64,576,812.88	99.12
Individual	13	575,932.66	0.88
Total	1,271	65,152,745.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	22	1,596,149.11	2.45
Arkansas	21	898,940.81	1.38
California	3	148,603.82	0.23
Colorado	9	494,452.69	0.76
Connecticut	10	619,961.19	0.95
District of Columbia	3	220,105.64	0.34
Florida	80	3,749,475.66	5.75
Georgia	49	3,474,696.95	5.33
Idaho	8	401,775.68	0.62
Illinois	51	2,407,751.76	3.70
Indiana	23	942,609.43	1.45
Iowa	15	684,555.01	1.05
Kansas	37	1,298,909.05	1.99
Kentucky	10	578,700.11	0.89
Louisiana	32	1,630,089.70	2.50
Maine	2	65,506.29	0.10
Maryland	9	534,012.38	0.82
Massachusetts	2	80,090.80	0.12
Michigan	20	952,171.70	1.46
Minnesota	7	231,498.12	0.36
Mississippi	64	2,579,168.60	3.96
Missouri	61	2,602,156.21	3.99
Nebraska	13	701,357.27	1.08
Nevada	2	197,265.79	0.30
New Hampshire	1	59,906.65	0.09
New Jersey	11	603,264.75	0.93
New Mexico	13	996,525.09	1.53
New York	37	1,851,930.95	2.84
North Carolina	120	7,701,207.11	11.82
Ohio	69	4,280,243.70	6.57
Oklahoma	33	965,293.04	1.48
Oregon	3	243,814.50	0.37
Pennsylvania	54	2,535,730.48	3.89
South Carolina	45	2,649,669.90	4.07
South Dakota	1	13,456.72	0.02
Tennessee	66	4,053,334.17	6.22
Texas	177	6,982,459.37	10.72
Utah	15	1,249,498.30	1.92
Vermont	1	45,919.41	0.07
Virginia	33	1,358,499.56	2.09
Washington	18	1,238,074.53	1.90
West Virginia	8	374,241.73	0.57
Wisconsin	13	859,671.81	1.32
Total	1,271	65,152,745.54	100.00